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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) - July 30, 1999


                              GERALD STEVENS, INC.
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             (Exact name of registrant as Specified in its Charter)


          Delaware                      0-05531                 41-0719035
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(State or other jurisdiction       (Commission File         (I.R.S. Employer
      of Incorporation)                Number)             Identification No.)


301 East Las Olas Blvd., Suite 300 Ft. Lauderdale, Florida         33301
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(Address of principal executive offices)                         (Zip Code)



                                  (954) 713-5000
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets.

         On July 30, 1999, Gerald Stevens, Inc. completed its acquisition of Calyx & Corolla, Inc. pursuant to the Agreement and Plan of Merger, dated as of May 11, 1999, by and among Gerald Stevens, Calyx & Corolla and Calcor Acquisition, a wholly owned subsidiary of Gerald Stevens, as amended by a letter agreement dated as of July 30, 1999 (the "Merger Agreements").

         In the merger, Calcor was merged with and into Calyx & Corolla, with Calyx & Corolla surviving the merger as a wholly owned subsidiary of Gerald Stevens. Gerald Stevens issued to the former shareholders of Calyx & Corolla
3.3356 shares of its common stock for each share of Calyx & Corolla common stock they owned at the effective time of the merger. As a result, Gerald Stevens issued an aggregate of approximately 1.1 million shares of its common stock, having an aggregate value of approximately $17.5 million, to the former shareholders of Calyx & Corolla. The merger will be accounted for under the purchase method of accounting.

         In connection with the Merger Agreements, Gerald Stevens and Calyx & Corolla entered into a Management Services Letter Agreement dated as of June 30, 1999 (the "Management Agreement"). The Management Agreement provided that from the date of such agreement through the completion of the transactions contemplated by the Merger Agreements Gerald Stevens would assume effective control of Calyx & Corolla.

         The description of the merger and the related transactions contained herein is qualified in its entirety by reference to the Merger Agreements and the Management Agreement, which are included herein as Exhibits 2.1, 2.2 and 10.1, respectively, and which are incorporated herein by reference. Attached hereto as Exhibit 99.1 is Gerald Stevens' press release announcing the completion of the merger.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)   Financial Statements of Business Acquired

              The financial statements required by Item 7(a) of Form 8-K were previously filed with Gerald Stevens' Current Report on Form 8-K dated April 30, 1999 which was filed with the Commission on May 17, 1999, and amended on Form 8-K/A, filed with the Commission on June 4, 1999, and will not be filed herewith in accordance with General Instruction B.3. of Form 8-K.

        (b)   Pro Forma Financial Information

              The pro forma financial information required by Item 7(b) of Form 8-K was previously filed with Gerald Stevens' Current Report on Form 8-K dated April 30, 1999 which was filed with the Commission on May 17, 1999, and amended on Form 8-K/A, filed with the Commission on June 4, 1999, and will not be filed herewith in accordance with General Instruction B.3. of Form 8-K.

        (c)   Exhibits

              Exhibit No.                   Description
              -----------                   -----------

              2.1 Agreement and Plan of Merger, dated May 11, 1999, by and among Gerald Stevens, Calyx & Corolla and Calcor.

              2.2 Letter Agreement, dated as of July 9, 1999 by and among Gerald Stevens, Calyx & Corolla and Calcor.

              10.1 Management Services Letter Agreement, dated as of June 30, 1999, by and among Gerald Stevens and Calyx & Corolla.

              99.1               Press release of Gerald Stevens dated
                                 August 3, 1999.




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                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    GERALD STEVENS, INC.



Date:     August 16, 1999           By: /s/ Adam D. Phillips
                                       ---------------------------------
                                       Adam D. Phillips
                                       Senior Vice President, Secretary
                                       and General Counsel


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                                 EXHIBIT INDEX



              Exhibit No.                   Description
              -----------                   -----------

              2.1 Agreement and Plan of Merger, dated May 11, 1999, by and among Gerald Stevens, Calyx & Corolla and Calcor.

              2.2 Letter Agreement, dated as of July 9, 1999, by and among Gerald Stevens, Calyx & Corolla and Calcor.

              10.1 Management Services Letter Agreement, dated as of June 30, 1999, by and among Gerald Stevens and Calyx & Corolla.

              99.1               Press release of Gerald Stevens dated
                                 August 3, 1999.